                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               Dixie Yarns, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                               DIXIE YARNS, INC.

                           1100 SOUTH WATKINS STREET
                          CHATTANOOGA, TENNESSEE 37404
                                 (423) 698-2501

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of Dixie Yarns, Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Dixie Yarns, Inc., a Tennessee corporation (the "Company"), will be held at the Company's general office, 1100 South Watkins Street, Chattanooga, Tennessee 37404, on May 2, 1996, at 10:00 a.m., Eastern Daylight Time, for the purpose of considering and acting upon the following:

     1. Election of nine individuals to the Board of Directors for a term of one year each; and

     2. Such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.

     Only shareholders of record of the Common Stock and Class B Common Stock at the close of business on March 8, 1996 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting of Shareholders or any adjournment thereof. A list of shareholders will be available for inspection by shareholders at least ten days prior to the meeting at the general office of the Company as shown above.

                                       By Order of the Board of Directors

                                       Daniel K. Frierson
                                       Chairman of the Board
Chattanooga, Tennessee
Dated: March 29, 1996

     PLEASE READ THE ATTACHED MATERIAL CAREFULLY AND COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK AND CLASS B COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

                               DIXIE YARNS, INC.
                           1100 SOUTH WATKINS STREET
                          CHATTANOOGA, TENNESSEE 37404
                                 (423) 698-2501
                             ---------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 2, 1996
                             ---------------------

                                PROXY STATEMENT
                             ---------------------

                                  INTRODUCTION

     This Proxy Statement, the accompanying form of proxy (the "Proxy"), and the Notice of Annual Meeting of Shareholders (collectively the "Proxy Material") are being furnished by the Board of Directors of Dixie Yarns, Inc., a Tennessee corporation (the "Company"), in connection with the solicitation of proxies by the Company to be voted at the Annual Meeting of Shareholders to be held at the Company's general office, 1100 South Watkins Street, Chattanooga, Tennessee 37404 on May 2, 1996, at 10:00 a.m., Eastern Daylight Time, and at any adjournment or adjournments thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. It is contemplated that this Proxy Material will be mailed on or about March 29, 1996, to the shareholders of record of the Company's Common Stock and Class B Common Stock as of the close of business on March 8, 1996 (the "Record Date").

     At the Annual Meeting, holders of the Company's Common Stock, $3.00 par value per share ("Common Stock"), and Class B Common Stock, $3.00 par value per share ("Class B Common Stock"), will be asked to: (i) elect nine individuals to the Board of Directors for a term of one year each and (ii) transact any other business that may properly come before the meeting.

     The Board of Directors recommends that the Company's shareholders vote FOR the election of the nine nominees for director.

                RECORD DATE, VOTE REQUIRED, AND RELATED MATTERS

     The Board has fixed the close of business on March 8, 1996, as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote, and each outstanding share of Class B Common Stock is entitled to 20 votes, exercisable in person or by properly executed Proxy, on each matter brought before the Annual Meeting. There are no outstanding shares of the Company's Class C Common Stock. Cumulative voting is not permitted. As of March 8, 1996, 10,465,299 shares of Common Stock, representing 10,465,299 votes, were held of record by approximately 4,500 shareholders (including an estimated 3,500 shareholders whose shares are held in nominee names), and 735,228 shares of Class B Common Stock, representing 14,704,560 votes, were held by 16 individual shareholders together representing an aggregate of 25,169,859 votes.

     Shares represented at the Annual Meeting by properly executed Proxy will be voted in accordance with the instructions indicated therein unless such Proxy has previously been revoked. If no instructions are indicated, such shares will be voted FOR electing the Board of Directors' nine nominees for director as set forth in this Proxy Statement.

     Any Proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the Proxy, by submitting a later-dated, properly executed Proxy, or by revoking the Proxy and voting in person at the Annual Meeting. Attendance at the Annual Meeting will not, in and of itself, constitute a revocation of a Proxy. Any written notice revoking a Proxy should be sent to Dixie Yarns, Inc., P. O. Box 751, Chattanooga, Tennessee 37401, Attention: Starr T. Klein, Secretary.

     The persons designated as proxies were selected by the Board of Directors and are Daniel K. Frierson, James H. Martin, Jr., and Robert J. Sudderth, Jr., directors of the Company. Daniel K. Frierson is Chairman of the Board, President, and Chief Executive Officer of the Company.

     The cost of solicitation of Proxies will be borne by the Company.

     The presence, in person or by Proxy, of the holders of a majority of the aggregate outstanding vote of Common Stock and Class B Common Stock entitled to vote is necessary to constitute a quorum at the Annual Meeting for acting on the election of directors. The affirmative vote of a plurality of the total votes eligible to be cast that are represented in person or by Proxy at the Annual Meeting is required to elect the Board of Directors' nominees.

     The Board is not aware of any other matter to be brought before the Annual Meeting for a vote of shareholders. If, however, other matters are properly presented, Proxies representing shares of Common Stock and Class B Common Stock will be voted in accordance with the best judgment of the proxyholders on such other matters. Abstentions and broker non-votes (other than in respect of shares subject to proxies given pursuant to this solicitation) will not be included in vote totals and will have no effect on the outcome of the vote.

     A copy of the Company's Annual Report for the year ended December 30, 1995, is enclosed herewith.

                             PRINCIPAL SHAREHOLDERS

     Shareholders of record of the Common Stock and Class B Common Stock on the Record Date will be entitled to vote at the Annual Meeting. The number of shares of Common Stock and Class B Common Stock outstanding and entitled to vote on March 8, 1996, was 10,465,299, having one vote per share (representing 10,465,299 votes) and 735,228 having twenty votes per share (representing 14,704,560 votes), respectively, for a total of 25,169,859 votes. Messrs. Daniel
K. Frierson, T. Cartter Frierson, Paul K. Frierson, James W. Frierson, and J. Burton Frierson, III collectively have the power to direct 15,309,086 votes (640,286 shares of Common Stock and 733,440 shares of Class B Common Stock) representing 60.82% of the total vote.

     Under the rules of the Securities and Exchange Commission, and for the purposes of the disclosures being made herein, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose or to direct the disposition of such security. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

     The following table sets forth certain information with respect to those persons known to the Company to be the beneficial owners of more than five percent (5%) of the Common Stock or Class B Common Stock as of the Record Date. As to SunTrust Banks, Inc., The TCW Group, Inc., Robert B. Pamplin Corporation and David L. Babson & Co., the information is based on the respective reports filed by each such beneficial owner with the Securities and Exchange Commission and with the Company.

          NAME AND ADDRESS                                                  NUMBER OF SHARES        % OF
        OF BENEFICIAL OWNER                         TITLE OF CLASS        BENEFICIALLY OWNED(1)     CLASS
- ------------------------------------            ----------------------    ---------------------     -----
Daniel K. Frierson
111 East and West Road                          Common Stock                    335,727(2)          3.21%
Lookout Mountain, TN 37350                      Class B Common Stock            661,440(3)         89.96%
Paul K. Frierson
606 Fleetwood Drive                             Common Stock                    256,615(4)          2.45%
Lookout Mountain, TN 37350                      Class B Common Stock            251,373(5)         34.19%
T. Cartter Frierson
1103 Tinker Bell Lane                           Common Stock                    355,671(6)          3.40%
Lookout Mountain, GA 30750                      Class B Common Stock            100,982(7)         13.73%
David L. Babson & Company, Inc.
One Memorial Drive                              Common Stock                    831,529(8)          7.95%
Cambridge, MA 02142                             Class B Common Stock                 -0-              --
SunTrust Banks, Inc.
25 Park Place                                   Common Stock                    705,630(9)          6.74%
Atlanta, GA 30303                               Class B Common Stock                 -0-              --
The TCW Group, Inc.
865 South Figueroa Street                       Common Stock                    581,000(10)         5.55%
Los Angeles, CA 90017                           Class B Common Stock                  0                0
Robert B. Pamplin Corporation
900 Southwest Fifth Avenue                      Common Stock                    543,600(11)         5.19%
Portland, OR 97204-1259                         Class B Common Stock                  0                0

- ---------------

 (1) The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock. However, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does NOT give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.
 (2) Includes: (i) 11,560 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 27,433 shares of Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson; (iii) 174,588 shares of Common Stock owned by the "Dixie Yarns, Inc. Defined Contribution Plan" for which Daniel K. Frierson, Paul K. Frierson and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank Chattanooga, N.A. ("STB") serves as trustee. (See note 9 for a description of the affiliation between STB and SunTrust Bank, Inc.); and (iv) 122,146 shares of Common Stock owned by the wife and children of Daniel K. Frierson and as to which he shares voting and investment power.
 (3) Includes: (i) 105,072 shares of Class B Common Stock owned by Mr. Frierson's wife and children as to which he shares investment and voting power and (ii) 556,368 shares of Class B Common Stock held pursuant to a shareholder agreement under which Daniel K. Frierson has been granted a proxy, which expires October 2005, to vote such shares (the "Shareholder Agreement"). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The parties to the

     Shareholder Agreement are the Estate of J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul K. Frierson; T. Cartter Frierson; James W. Frierson; and J. Burton Frierson, III). The 556,368 shares of Class B Common Stock subject to the Shareholders Agreement include:(a) 236,178 shares of Class B Common Stock owned directly by Daniel
     K. Frierson; (b) 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson; (c) 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (d) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (e) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (f) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson.
 (4) Includes: (i) 17,225 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 174,588 shares of Common Stock owned by the "Dixie Yarns, Inc. Defined Contribution Plan" for which he, Daniel K. Frierson and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank, Chattanooga, N.A. serves as trustee, and (iii) 64,802 shares of Common Stock owned by his wife and children and as to which he shares investment and voting power.
 (5) Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr. Frierson and held subject to the Shareholder Agreement described in Note 3;
     (ii) 72,000 shares of Class B Common Stock owned by his children and as to which he shares investment and voting power; (iii) 40,000 shares of Class B Common Stock held by him, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts and held subject to the Shareholder Agreement described in note 3; and (iv) 45,304 shares of Class B Common Stock held by him, T. Cartter Frierson and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson and held subject to the Shareholder Agreement described in note 3.
 (6) Includes: (i) 195,662 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 132,576 shares of Common Stock owned by his wife and children as to which he shares investment and voting power; and (iii) 27,433 shares of Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney held by Daniel K. Frierson and him.
 (7) All such shares of Class B Common Stock are held subject to the Shareholder Agreement described in note 3.
 (8) David L. Babson & Co., Inc., a registered Investment Advisor, has reported beneficial ownership as follows: (i) 596,996 shares of Common Stock over which it has sole voting power and (ii) 234,533 shares of Common Stock over which it has shared voting power. It has reported sole investment power with respect to all 831,529 such shares.
 (9) SunTrust Banks, Inc., as parent holding company for SunTrust Banks of Tennessee, Inc.; SunTrust Banks of Georgia, Inc.; and in various fiduciary capacities, has reported beneficial ownership of 705,630 shares of Common Stock as follows: SunTrust Banks of Tennessee, Inc., as Parent Holding Company for SunTrust Bank, Chattanooga, N.A. ("STB"), has reported 585,828 shares of Common Stock over which STB has sole power to vote, 79,467 shares of Common Stock over which STB has shared power to vote, 256,658 shares of Common Stock over which STB has sole investment power, and 218,963 shares of Common Stock over which STB has shared investment power. SunTrust Banks of Georgia, Inc., as Parent Holding Company of SunTrust Bank, Savannah, has reported 25,000 shares of Common Stock over which it has sole voting power and no investment power.
(10) The TCW Group, Inc., as parent holding company for certain associated entities, has reported beneficial ownership of 581,000 shares of Common Stock, for which it has sole voting and sole investment power.

(11) Robert B. Pamplin, the R. B. Pamplin Corporation and Subsidiaries Pension Plan and Trust, the R. B. Pamplin Corporation and Subsidiaries Savings Plan and Trust, and the Katherine R. Pamplin Trust have filed a report on
     Schedule 13D listing beneficial ownership of Common Stock as follows: (i) 398,600 shares held by Robert B. Pamplin with sole voting and investment power; (ii) 60,000 shares held by the R. B. Pamplin Corporation and Subsidiaries Pension Plan and Trust, as to which the trustees (including Robert B. Pamplin) have sole voting and investment power; (iii) 60,000 shares held by the R. B. Pamplin Corporation and Subsidiaries Savings Plan and Trust, as to which the trustees (including Robert B. Pamplin) have sole voting and investment power; and (iv) 25,000 shares held by the Katherine
     R. Pamplin Trust, as to which Robert B. Pamplin (as trustee) has sole voting and investment power.

                    INFORMATION ABOUT NOMINEES FOR DIRECTORS

     Pursuant to the Company's Bylaws, all Directors are elected to serve a one year term, or until their successors are elected and qualified. The Board of Directors is permitted to appoint directors to fill the unexpired terms of directors who resign.

     The names of the nominees for election to the Board, their ages, their principal occupation or employment (which has continued for at least the past five years unless otherwise noted), directorships held by them in other publicly-held corporations or investment companies, the dates they first became directors of the Company and certain other relevant information with respect to such nominees are as follows:

     PAUL K. BROCK, age 63, is retired Chairman of Brach & Brock Confections, Inc., a candy manufacturer headquartered in Chattanooga, Tennessee. He has been a director of the Company since 1983. Mr. Brock is Chairman of the Company's Compensation Committee and a member of the Company's Executive Committee.

     LOVIC A. BROOKS, JR., age 68, is a Partner of Constangy, Brooks & Smith, attorneys-at-law, in Atlanta, Georgia. He has been a director of the Company since 1993. Mr. Brooks is a member of the Company's Audit Committee.

     DANIEL K. FRIERSON, age 54, is Chairman of the Board of the Company, a position he has held since 1987. He also has been Chief Executive Officer of the Company since 1980 and a director of the Company since 1973. Mr. Frierson serves as a director of SunTrust Bank Chattanooga N.A. and of Astec Industries, Inc., headquartered in Chattanooga, Tennessee. Mr. Frierson is Chairman of the Company's Executive Committee and a member of the Company's Retirement Plans Committee.

     PAUL K. FRIERSON, age 58, is Vice President of the Company and President of the Company's Candlewick Group, positions he has held since 1989. He served as Executive Vice President of the Candlewick Group from 1984 to 1989 and has been a director of the Company since 1988. Mr. Frierson serves as a director of NationsBank/Chattanooga. Mr. Frierson is a member of the Company's Retirement Plans Committee.

     J. FRANK HARRISON, JR., age 65, is Chairman of the Board and a director of Coca-Cola Bottling Co. Consolidated in Charlotte, North Carolina. He has been a director of the Company since 1973. Mr. Harrison is a member of the Company's Compensation Committee.

     JAMES H. MARTIN, JR., age 76, was Chairman and the Chief Executive Officer of Ti-Caro, Inc., prior to its acquisition by the Company in 1987. He has been a director of the Company since 1987. Mr. Martin is a member of the Company's Executive Committee.

     PETER L. SMITH, age 54, is a Managing Director of Lazard Freres & Co., LLC, investment bankers, in New York, New York. He has been a director of the Company since 1987. Mr. Smith is a member of the Company's Audit Committee.

     JOSEPH T. SPENCE, JR., age 54, is Managing Director of Russell Reynolds Associates, Inc., an executive recruiting firm in Atlanta, Georgia. He has held such position since 1988. Mr. Spence has been a director of the Company since 1993 and is a member of the Company's Audit Committee.

     ROBERT J. SUDDERTH, JR., age 53, is Chairman and Chief Executive Officer of SunTrust Bank, Chattanooga, N.A. in Chattanooga, Tennessee. He has been a director of the Company since 1983. Mr. Sudderth is Chairman of the Company's Audit Committee, a member of the Company's Executive

Committee, a member of the Company's Compensation Committee, and a member of the Company's Retirement Plans Committee.

     Daniel K. Frierson and Paul K. Frierson are brothers, and Paul K. Brock is the first cousin of Daniel K. Frierson and Paul K. Frierson. James H. Martin, Jr. is the uncle of Daniel K. Frierson, Paul K. Frierson, and Paul K. Brock. Other than as set forth above, no director, nominee, or executive officer of the Company has any family relationship, not more remote than first cousin, to any other director, nominee, or executive officer.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table presents certain information regarding the amount and nature of beneficial ownership of the Company's equity securities by its nominees for directors, by the Company's executive officers named in the Summary Compensation Table (see "Executive Compensation"), and by all directors and officers, as a group, as of March 8, 1996.

           NAME OF BENEFICIAL                                           NUMBER OF SHARES
         OWNERSHIP OF MANAGEMENT              TITLE OF CLASS          BENEFICIALLY OWNED(1)       % OF CLASS
- -----------------------------------------  --------------------       ---------------------       ----------
Philip H. Barlow                           Common Stock                       27,104(2)                  *
                                           Class B Common Stock                   --                    --
Paul K. Brock                              Common Stock                          600                     *
                                           Class B Common Stock                   --                    --
Lovic A. Brooks, Jr.                       Common Stock                        2,000                     *
                                           Class B Common Stock                   --                    --
Daniel K. Frierson                         Common Stock                      335,727(3)               3.21%
                                           Class B Common Stock              661,440(4)              89.96%
Paul K. Frierson                           Common Stock                      256,615(5)               2.45%
                                           Class B Common Stock              251,373(6)              34.19%
George B. Smith                            Common Stock                        1,935                     *
                                           Class B Common Stock                   --                    --
J. Frank Harrison, Jr.                     Common Stock                        9,324                     *
                                           Class B Common Stock                   --                    --
James H. Martin, Jr.                       Common Stock                        6,000                     *
                                           Class B Common Stock                   --                    --
Peter L. Smith                             Common Stock                        4,500                     *
                                           Class B Common Stock                   --                    --
Joseph T. Spence, Jr.                      Common Stock                          500                     *
                                           Class B Common Stock                   --                    --
John O. Sturdy                             Common Stock                        3,000                     *
                                           Class B Common Stock                   --                    --
Robert J. Sudderth, Jr.                    Common Stock                      175,588(7)               1.68%
                                           Class B Common Stock                   --
All Directors and Executive Officers       Common Stock                      494,423(8)               4.72%
  as a Group (19 Persons)                  Class B Common Stock              733,440(4)(6)           99.76%

- ---------------

 *  Percentage of shares beneficially owned does not exceed 1% of the Class.
(1) The Class B Common Stock is convertible on a share-for-share basis into shares of Common Stock; however, information presented in this table as to the number of shares of Common Stock beneficially owned and the percent of class does NOT give effect to the possible conversion of shares of Class B Common Stock into shares of Common Stock.

(2) Includes: (i) 11,310 shares of Common Stock owned directly by Mr. Barlow with sole voting and investment power and (ii) options to acquire 15,794 shares of Common Stock, which are immediately exercisable.
(3) Includes: (i) 11,560 shares of Common Stock as to which Mr. Frierson has sole investment and sole voting power; (ii) 27,433 shares of Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Mr. Frierson and T. Cartter Frierson; (iii) 174,588 shares of Common Stock owned by the "Dixie Yarns, Inc. Defined Contribution Plan" for which Mr. Frierson, Paul K. Frierson, and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank Chattanooga, N.A. of Chattanooga ("STB") serves as trustee; and (iv) 122,146 shares of Common Stock owned by the wife and children of Daniel K. Frierson and as to which he shares voting and investment power.
(4) Includes: (i) 105,072 shares of Class B Common Stock owned by Mr. Frierson's wife and children and to which he shares investment and voting power and
     (ii) 556,368 shares of Class B Common Stock held pursuant to a shareholder agreement under which he has been granted a proxy, which expires October 2005, to vote such shares (the "Shareholder Agreement"). The proxy is terminable under certain limited circumstances prescribed in the Shareholder Agreement. The Shareholder Agreement is among the Estate of J. Burton Frierson, the wife of J. Burton Frierson (Rowena K. Frierson), and the five sons of J. Burton and Rowena K. Frierson (Daniel K. Frierson; Paul
     K. Frierson; T. Cartter Frierson; James W. Frierson; and J. Burton Frierson, III). The 556,368 shares of Class B Common Stock subject to the Shareholder Agreement include: (a) 236,178 shares of Class B Common Stock owned directly by him; (b) 94,069 shares of Class B Common Stock owned directly by Paul K. Frierson; (c) 15,678 shares of Class B Common Stock owned directly by T. Cartter Frierson; (d) 40,000 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Frierson Family Trusts; (e) 45,304 shares of Class B Common Stock held by Paul K. Frierson, T. Cartter Frierson, and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson; and (f) 125,139 shares of Class B Common Stock owned directly by Rowena K. Frierson but subject to a general power of attorney granted to Daniel K. Frierson and T. Cartter Frierson.
(5) Includes: (i) 17,225 shares of Common Stock as to which Mr. Frierson holds sole investment and sole voting power; (ii) 174,588 shares of Common Stock owned by the "Dixie Yarns, Inc. Defined Contribution Plan" for which he, Daniel K. Frierson, and Robert J. Sudderth, Jr. are fiduciaries and for which SunTrust Bank, Chattanooga, N.A. serves as trustee; (iii) 64,802 shares of Common Stock owned by his wife and children and as to which he shares investment and voting power.
(6) Includes: (i) 94,069 shares of Class B Common Stock owned directly by Mr. Frierson and held subject to the Shareholder Agreement described in Note 4;
     (ii) 72,000 shares of Class B Common Stock owned by his children and as to which he shares investment and voting power; (iii) 40,000 shares of Class B Common Stock held by him, T. Cartter Frierson and Daniel K. Frierson as co-trustees of the Frierson Family Trusts and held subject to the Shareholder Agreement described in note 4; and (iv) 45,304 shares of Class B Common Stock held by him, T. Cartter Frierson and Daniel K. Frierson as co-trustees of the Special Purpose Trust of J. Burton Frierson and held subject to the Shareholder Agreement described in note 4.
(7) Includes: (i) 1,000 shares of Common Stock owned directly by Mr. Sudderth and (ii) 174,588 shares of Common Stock owned by the "Dixie Yarns, Inc. Defined Contribution Plan" for which he, Daniel K. Frierson, and Paul K. Frierson are fiduciaries.
(8) Includes: (i) options to acquire 16,794 shares, which are immediately exercisable or exercisable within 60 days and (ii) 214,381 shares held by spouses and children of certain individuals comprising this group.

SECTION 16(A) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, and regulations of the Securities and Exchange Commission ("SEC") thereunder, require the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and monthly transactions reports covering any changes in ownership with the SEC and the National Association of Securities Dealers. Executive officers, directors, and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 1995, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company's Common Stock were satisfied.

COMMITTEES, ATTENDANCE, AND DIRECTORS' FEES

     The Company has an Executive Committee, an Audit Committee, a Retirement Plans Committee, and a Compensation Committee, but no nominating committee.

     The Board of Directors has an Executive Committee whose members during 1995 were Daniel K. Frierson, Paul K. Brock, James H. Martin, and Robert J. Sudderth, Jr. Except as otherwise limited by law or by resolution of the Board of Directors, the Committee has and may exercise all of the powers and authority of the Board of Directors for the management of the business and affairs of the Company, which power the Committee exercises between the meetings of the full Board of Directors. The Executive Committee performs the functions of a nominating committee. The Executive Committee met four times in 1995.

     The Board of Directors has a standing Audit Committee whose members were Robert J. Sudderth, Jr., Lovic A. Brooks, Jr., Joseph T. Spence, Jr., and Peter
L. Smith during 1995. The Audit Committee evaluates audit performance, handles relations with the Company's independent accountants, and evaluates policies and procedures relating to internal accounting functions and controls. The Committee recommends to the Board of Directors the appointment of the independent accountants for the Company. The Audit Committee met three times in 1995.

     The Board of Directors has a Compensation Committee whose members during 1995 were Paul K. Brock, J. Frank Harrison, Jr., and Robert J. Sudderth, Jr. The Compensation Committee administers the Company's compensation plans, reviews and may establish the compensation of the Company's officers, and makes recommendations to the Board of Directors concerning such compensation and related matters. The Compensation Committee met three times in 1995.

     No director attended fewer than 75% of the total of meetings of the Board of Directors and any Committee of the Board of Directors on which he served.

     Directors who are not employees of the Company are paid a retainer of $10,000 per year, $500 for each Board meeting attended, and $400 for each committee meeting attended.

CERTAIN TRANSACTIONS BETWEEN THE COMPANY AND DIRECTORS AND OFFICERS

     Mr. Martin provides advisory services to the Company as a consultant and was paid $46,900 in Directors' fees, retainer fees, and other fees in 1995. Mr. Brooks is a partner at Constangy, Brooks & Smith, a law firm that performed certain legal services for the Company in 1995. Mr. Smith is a managing director of Lazard Freres & Co., LLC, an investment banking firm that performs certain investment banking functions for the Company from time to time. No fees were paid to Lazard Freres & Co., LLC in 1995.

EMPLOYMENT AGREEMENTS

     In 1988, Carriage Industries, Inc. ("Carriage") entered into an Executive Severance Agreement with Mr. Barlow (the "Agreement"). In 1992, the Agreement was renewed, with some changes, for a period ending on September 7, 1996. Pursuant to the terms of the Company's acquisition of Carriage in March 1993, the Company assumed the obligations of Carriage under the Agreement. The Agreement provides that if, within ninety days prior to or two years after any Change of Control (as defined in the Agreement), Mr. Barlow's employment is terminated for any reason other than for Cause (as defined in the Agreement), death, disability, retirement (as defined in the Agreement), or Voluntary Termination (as defined in the Agreement), the Company shall provide Mr. Barlow with (i) a lump sum cash amount equal to the average of his salary and any bonus paid to him for the three calendar years preceding the year in which the Change of Control (as defined in the Agreement) occurs (the "Average Compensation") plus an amount equal to 20% of the Average Compensation multiplied by the number of full calendar years he has been employed by the Company and Carriage; (ii) coverage, paid for by the Company, under the Company's Life, Disability, Medical and Dental, Health, and Accident insurance plans for a period of thirty-four months after the date of his termination; (iii) up to a $10,000 relocation allowance if he moves his residence to pursue other business opportunities within thirty-four months after the date of his termination; and (iv) the right during the three month period following the date of his termination to either
(a) exercise all options previously granted to him under Carriage's Incentive Stock Option Plan (as defined in the Agreement) as to all or any part of the years covered thereby or (b) have the Company, upon written request, purchase all such options for cash at a price determined by multiplying the excess, if any, of the fair market value of a share of stock of the Company over the option price therefor by the number of all such option shares.

                  SHAREHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a line graph comparing the yearly change in the cumulative total shareholder return on the Common Stock against the total return of the S&P Composite Stock Index and Peer Group for the five year period ended December 31, 1995.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
     Dixie Yarns, Standard & Poors 500 and the Value Line Textiles Index
                   (Performance Results Through 12/31/95)

                                   [GRAPH]

                            1991         1992      1993      1994        1995
Dixie Yarns                $176.40     $211.35   $228.78    $197.44     $201.19
Standard & Poors 500       $130.55     $140.72   $154.91    $157.38     $215.42
Value Line Textiles Index  $ 92.52     $128.77   $105.70    $ 72.09     $ 39.81


Assumes $100 invested at the close of trading 12/90 in Dixie Yarns common stock, Standard & Poors 500 and the Value Line Textiles Index.

                                                       Source: Value Line, Inc.
Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein.

                    REPORT OF COMPENSATION COMMITTEE OF THE
                    BOARD OF DIRECTORS OF DIXIE YARNS, INC.

     The Compensation Committee of the Board of Directors is composed of Messrs.
J. Frank Harrison, Jr., Paul K. Brock, and Robert J. Sudderth, Jr., none of whom are employees of the Company. The Committee administers the Company's compensation plans, annually reviews and recommends compensation for all officers of the Company, and submits its recommendations to the Board. Final decisions respecting compensation of executive officers are made by the Board, with individuals abstaining from decisions concerning their own compensation.

     As part of its process of review, the Committee receives recommendations from the Company's senior management, reviews both public and private compensation surveys prepared by independent consultants and others, and reviews executive compensation reported in proxy information from other public textile and carpet companies. The Committee meets on an as needed basis at other times during the year.

     The following is a report submitted by the Compensation Committee addressing the Company's compensation policies applicable to Daniel K. Frierson, the Company's Chief Executive Officer, and its other four most highly compensated executive officers named in the accompanying summary compensation table for 1995.

COMPENSATION OF EXECUTIVE OFFICERS DURING FISCAL 1995

     The Company's compensation policies are intended to attract, retain, motivate, and reward qualified individuals to serve in executive positions with the Company. Incentive compensation is provided to encourage such individuals to originate and implement successful long-term business strategies that will enhance long-term shareholder value. Accordingly, compensation of the Company's executive officers, including the Chief Executive Officer, consists of a combination of base salary, annual bonuses, and stock options as well as other fringe benefits generally applicable to salaried employees. In establishing base salary, the Committee considers the qualifications and experience of the individual, the duties and responsibilities of the executive officer position, the competitive market for executive talent, and the overall financial ability of the Company to bear the expense.

     Bonuses are considered for award annually and, for 1995, were based upon return on capital employed and extraordinary individual performance. Stock options may be granted under the Company's Stock Option Plans and are typically granted at the current market price of the Company's Common Stock at the time of issue in amounts believed to be appropriate to the level of duties and responsibilities for each executive position. During the year, the Committee acted to cancel certain outstanding options that were at exercise prices substantially in excess of then current market prices and to issue replacement options at exercise prices closer to the then current market price as set forth below.

     The Committee believes that it is important to retain flexibility in the establishment of compensation for the Company's executive officers in order to allow for the use of judgment and discretion with respect to each individual officer. Compensation, in the opinion of the Committee, should not only reflect overall Company performance but also performance in specific areas of responsibility and exceptional individual performance. The Committee believes that the overall compensation paid to the Company's executive officers, including the Company's Chief Executive Officer and the four named individuals in the accompanying table, is reasonable under the circumstances.

THE ELEMENTS OF EXECUTIVE OFFICER COMPENSATION

     Compensation for each of the Company's senior executive officers may consist of four elements: base salary; annual bonuses; stock options; and retirement and other fringe benefits.

- - BASE SALARY

     The base salary of Daniel K. Frierson was unchanged in 1995 and has not been increased since 1988. The base salary of John Sturdy was unchanged in 1995. The base salaries of Messrs. Philip H. Barlow, Paul K. Frierson and George B. Smith were increased for 1995.

- - BONUS

     A management incentive plan establishes criteria for the discretionary award of bonuses to the Company's executive officers and other key management personnel (the "Incentive Plan"). The Incentive Plan is applicable to each operating group of the Company (with the exception of the Company's Knit Group) and provides for a bonus pool of up to 10% of pretax earnings (subject to certain offsets), with the exact amount of the bonus pool to be approved by the Compensation Committee of the Board. Discretionary bonuses were awarded under the Incentive Plan to John O. Sturdy, Executive Vice President/President Masland Carpets, Inc.; Philip H. Barlow, Vice President/President Carriage Industries, Inc.; and Paul K. Frierson, Vice President/ President Candlewick Group.

- - STOCK OPTIONS

     Each executive officer of the Company is entitled to participate in the Company's Incentive Stock Option Plan. Although the Plan has been structured to provide the Company with maximum flexibility in awarding, pricing, and vesting options granted under the Plan, the Company's practice has been to grant options under the Plan exercisable generally at or above market prices and subject to phase-in vesting schedules.

     The Committee believes that the grant of stock options for shares of the Company's Common Stock exercisable at the market price on the date of grant provides grantees with an incentive to enhance long-term shareholder values. The value of these options depends directly on increases in the trading price of the Company's Common Stock.

     To ensure option-related compensation is dependent upon long-term increases in value of the underlying securities, the options vest over a five year period commencing on the date of grant. All options granted to the named individuals in the accompanying summary compensation table under the Plan were granted with an exercise price set at or above the market price on the date of grant, and with the following vesting schedules: 25% after two years from the date of grant; 50% after three years; 75% after four years; and 100% after five years.

     Prior to the acquisition of Carriage, various officers of Carriage, including Mr. Barlow, held options to purchase Carriage common stock. As a part of the acquisition, the Company issued options for the Company's Common Stock to all of such individuals in order to replace the Carriage options that were canceled upon the acquisition. Mr. Barlow holds options for the purchase of 15,794 shares of Common Stock of the Company received as a part of such transaction.

- - REPORT ON REPRICING OF OPTIONS

     During 1995, the Committee reviewed the outstanding, unexercised options held by the Company's executive officers, including the Named executive officers and Daniel K. Frierson, the Company's Chief

Executive Officer. As a result of its review, the Committee recommended canceling outstanding, unexercised options for all executive officers and replacing those cancelled options with options to purchase the same number of shares as those being cancelled but having an exercise price closer to the then current market price of the Company's common stock. The closing price of the Company's Common stock on the date of grant of the replacement options was $6.25 per share, and all such replacement options were granted at an exercise price of $8.00 per share. The new options were given terms and exercise rights substantially similar to those of the cancelled options.

     The Company's stock options are intended to provide incentives to the Company's officers and employees to enhance long-term Shareholder value. The Committee determined that, at their original exercise prices, ranging from $10.75 to $15.25 per share, such options did not provide realistic or meaningful incentives to the option holders.

     Due to economic conditions and the Company's current financial condition, the Company's common stock price was substantially below the exercise price of the outstanding options held by such management. Cancellation of outstanding options and the grant of new options on terms more closely related to then current market prices was felt by the Committee to be a means of reintroducing the incentive element of the options for the Company's management.

- - RETIREMENT PLANS AND OTHER BENEFITS

     The Company's compensation for its executive officers also includes the opportunity to participate in two non-qualified plans and certain health insurance, relocation allowances, life insurance, and other benefits.

     During 1995, the Company maintained two non-qualified retirement plans in which the Company's executive officers participate: a Non-qualified Savings Plan and a Non-qualified Defined Contribution Plan, which are designed to be substantially similar to the qualified plans available to other exempt, salaried associates. No Company contributions are made to the Non-qualified Savings Plan. Participants in the Non-qualified Defined Contribution Plan may receive contributions from the Company equal to a percentage of each such participant's compensation, based on a ratio of the Company's operating profit to net worth and other discretionary factors. No Company contributions to the Non-qualified Defined Contribution Plan were made in 1995.

- - CEO COMPENSATION

     As previously indicated, compensation of the Company's executive officers is intended to attract, retain, motivate, and reward such officers where appropriate. Mr. Frierson's compensation in 1995 included his base salary and other benefits, the opportunity to participate in the Incentive Plan (with respect to which no bonus was awarded to Mr. Frierson in 1995), and participation in the Company's Incentive Stock Plan.

     The Committee believes that Mr. Frierson's overall compensation, including his base salary, falls within the lower tier of executive compensation for similar positions in comparable companies.

     Compensation Committee:

     Paul K. Brock
     J. Frank Harrison, Jr.
     Robert J. Sudderth, Jr.

                       EXECUTIVE COMPENSATION INFORMATION

     The following table sets forth the annual and long-term compensation during the last three fiscal years for the Company's Chief Executive Officer and the other four most highly compensated executive officers (the "Named Executive Officers") as of December 30, 1995, as well as the annual compensation of each such individual for the Company's two previous fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                        ANNUAL COMPENSATION                    LONG-TERM
                                           ----------------------------------------------     COMPENSATION
                                                                                OTHER            AWARDS
                                                                                ANNUAL        ------------
                                                     SALARY       BONUS      COMPENSATION     OPTIONS/SARS
       NAME AND PRINCIPAL POSITION         YEAR       ($)          ($)          ($)(D)           (#)(E)
- -----------------------------------------  ----     --------     -------     ------------     ------------
Daniel K. Frierson                         1995     $350,000     $    --       $216,846          134,000
  Chairman of the Board and                1994      350,000          --             --               --
  Chief Executive Officer                  1993      350,000     100,000          5,314               --
John O. Sturdy(a)                          1995      200,000      60,000         13,829           30,000
  Exec. Vice President/President           1994      200,000      70,000             --               --
  Masland Carpets, Inc.                    1993      100,000      60,000             --           25,000
Philip H. Barlow(b)(c)                     1995      151,667      60,000          4,626           25,000
  Vice President/President                 1994      139,905     130,000             --               --
  Carriage Industries, Inc.                1993      101,380      95,000             --           15,000
George B. Smith                            1995      180,000          --             13           30,000
  Vice President/President                 1994      173,333          --              0               --
  Yarn and Knit Group                      1993      160,000          --              0               --
Paul K. Frierson                           1995      167,500      60,000        135,259           32,000
  Vice President/President                 1994      163,333      60,000             --               --
  Candlewick Group                         1993      155,000          --          3,474               --

- ---------------

(a) Includes annual and long-term compensation subsequent to July 9, 1993, when Mr. Sturdy was employed by the Company. Of the 30,000 options issued to Mr. Sturdy in 1995, 25,000 are repriced options that originally were issued to him in 1993 (See "Ten Year Options/SAR Repricings" table).
(b) Includes annual and long-term compensation subsequent to March 12, 1993, when Mr. Barlow was employed by the Company.
(c) Excludes 15,794 options to purchase shares of the Company's Common Stock issued on March 12, 1993, in connection with the Company's acquisition of Carriage Industries, Inc. Of the 25,000 options issued to Mr. Barlow in 1995, 15,000 are repriced options that orginally were issued to him in 1993 (See "Ten Year Options/SAR Repricings" table).
(d) Reflects the excess of actual earnings of the Company's qualified and non-qualified defined contribution and salary savings plans over 120% of the average applicable federal rates, determined in accordance with applicable regulations of the Securities and Exchange Commission. The actual rate of earnings of such plans is the same as the rate of earnings on the Company's other such plans for salaried employees and is not established or guaranteed by the Company. Such rate of earnings may vary from year to year. No named officer received perquisites or other personal benefits in an amount exceeding the lesser of $50,000 or 10% of such officer's salary and bonus for the periods presented.
(e) Reflects the number of shares of the Company's Common Stock subject to options granted to the Named Executive Officers for the periods presented.

     The following table sets forth certain information concerning grants of options during fiscal 1995 to the Named Executive Officers.

                     OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

                                                                                               POTENTIAL REALIZABLE
                                                                                                 VALUE AT ASSUMED
                                      INDIVIDUAL GRANTS                                          ANNUAL RATES OF
                                -----------------------------                                      STOCK PRICE
                                                % OF TOTAL                                       APPRECIATION FOR
                                              OPTIONS GRANTED    EXERCISE OR                      OPTION TERM(A)
                                 OPTIONS       TO EMPLOYEES      BASE PRICE     EXPIRATION    ----------------------
             NAME               GRANTED(#)    IN FISCAL YEAR      ($/SHARE)        DATE        5%($)        10%($)
- ------------------------------  ----------    ---------------    -----------    ----------    --------    ----------
Daniel K. Frierson                134,000           18.72%          $8.00         5/04/05     $292,120    $1,100,140
John O. Sturdy                     30,000            4.19%          $8.00         5/04/05       65,400       246,300
Philip H. Barlow                   25,000            3.49%          $8.00         5/04/05       54,500       205,250
George B. Smith                    30,000            4.19%          $8.00         5/04/05       65,400       246,300
Paul K. Frierson                   32,000            4.47%          $8.00         5/04/05       69,760       262,720

- ---------------

(a) The assumed annual rates of appreciation of five and ten percent on the market price of the Company's Common Stock at the date the options were granted would result in the Company's Common Stock price per share increasing to $10.18 and $16.21, respectively, during the option term.
(b) The Company did not grant any stock appreciation rights ("SAR") during fiscal 1995.

     The following table presents summary information concerning options exercised during 1995 and estimates of the value of unexercised options held by the Named Executive Officers at fiscal year end.

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                                                      VALUE OF UNEXERCISED
                                                                     NUMBER OF UNEXERCISED                IN-THE-MONEY
                                                                          OPTIONS/SARS                    OPTIONS/SARS
                                      SHARES                              AT FY-END(#)                    AT FY-END($)
                                    ACQUIRED ON       VALUE       ----------------------------    ----------------------------
            NAME                    EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
- ----------------------------        -----------    -----------    -----------    -------------    -----------    -------------
Daniel K. Frierson                         --             --              0         134,000                0               0
John O. Sturdy                             --             --              0          30,000                0               0
Philip H. Barlow(a)                        --             --         15,794          25,000                0               0
George B. Smith                            --             --              0          30,000                0               0
Paul K. Frierson                           --             --              0          32,000                0               0

- ---------------

(a) Includes options to purchase 15,794 shares of the Company's Common Stock issued on March 12, 1993, to replace options to purchase shares of Carriage's common stock, which were canceled upon the acquisition of Carriage by the Company. Such options include (i) options to purchase 3,057 shares of Common Stock at an exercise price of $4.2934 per share; (ii) options to purchase 2,547 shares of Common Stock at an exercise price of $5.0294 per share; and (iii) options to purchase 10,190 shares of Common Stock at an exercise price of $5.2748 per share.

                         TEN-YEAR OPTION/SAR REPRICINGS

     The following table sets forth information with respect to the repricing of outstanding stock options that was effected on May 4, 1995.

                                             SECURITIES       MARKET
                                             UNDERLYING      PRICE OF       EXERCISE                LENGTH OF ORIGINAL
                                             NUMBER OF       STOCK AT       PRICE AT                   OPTION TERM
                                            OPTIONS/SARS     TIME OF        TIME OF        NEW      REMAINING AT DATE
                                            REPRICED OR    REPRICING OR   REPRICING OR   EXERCISE      OF REPRICING
            NAME                 DATE        AMENDED(3)    AMENDMENT($)   AMENDMENT($)   PRICE($)      OR AMENDMENT
- ----------------------------- -----------   ------------   ------------   ------------   --------   ------------------
Daniel K. Frierson            May 4, 1995       34,000        $ 6.25        $  14.00      $ 8.00         5 years
  Chairman of the Board       May 4, 1995      100,000        $ 6.25        $  10.75      $ 8.00         7 years
  Chief Executive Officer
John O. Sturdy                May 4, 1995       25,000        $ 6.25        $  12.50      $ 8.00         8 years
  Executive Vice President/
  President, Masland
  Carpets, Inc.
Philip H. Barlow              May 4, 1995       15,000        $ 6.25        $  15.25      $ 8.00         8 years
  Vice President/President,
  Carriage Industries, Inc.
George B. Smith               May 4, 1995       15,000        $ 6.25        $  11.00      $ 8.00         7 years
  Vice President/             May 4, 1995       10,000        $ 6.25        $  15.25      $ 8.00         8 years
  President, Yarn and
  Knit Group
Paul K. Frierson              May 4, 1995       12,000        $ 6.25        $  14.00      $ 8.00         5 years
  Vice President/             May 4, 1995       20,000        $ 6.25        $  10.75      $ 8.00         7 years
  President, Candlewick
  Yarn Group

                    RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends that the Company's shareholders vote FOR the election of the Board of Directors' nominees for director as set forth in this Proxy Statement.

                             SHAREHOLDER PROPOSALS

     In the event any shareholder wishes to present a proposal to the shareholders at the 1996 Annual Meeting of Shareholders, such proposal must be received by the Company for inclusion in the Proxy Statement and Proxy relating to such meeting on or before November 29, 1996.

                              INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP has been selected as independent auditors for the Company. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have the opportunity to make a statement if he so desires and to respond to appropriate questions from shareholders.

                             ADDITIONAL INFORMATION

     The entire cost of soliciting proxies will be borne by the Company. In addition to solicitation of proxies by mail, proxies may be solicited by the Company's directors, officers, and other employees by personal interview, telephone, and telegram. The persons making such solicitations will receive no additional compensation for such services. The Company also requests that brokerage houses and other custodians, nominees, and fiduciaries forward solicitation materials to the beneficial owners of the shares of Common Stock held of record by such persons and will pay such brokers and other fiduciaries all of their reasonable out-of-pocket expenses incurred in connection therewith.

                                 OTHER MATTERS

     As of the date of this Proxy Material, the Board does not intend to present, and has not been informed that any other person intends to present, any matter for action at the Annual Meeting other than those specifically referred to herein. If other matters should properly come before the Annual Meeting, it is intended that the holders of the proxies will vote in accordance with their best judgment.

                                          Dixie Yarns, Inc.

                                          Daniel K. Frierson
                                          Chairman of the Board

Dated: March 29, 1996

                                                                APPENDIX A

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                               DIXIE YARNS, INC.
                         Annual Meeting of Shareholders
                                  May 2, 1996

    The undersigned hereby appoints Daniel K. Frierson, James H. Martin, Jr., and Robert J. Sudderth, Jr., and each of them, proxies, with full power of substitution, to act and to vote the shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held at 1100 South Watkins Street, Chattanooga, Tennessee 37404, at 10:00 A.M., Eastern Daylight Time, on May 2, 1996, and any adjournment or adjournments thereof, as follows:

1. ELECTION OF DIRECTORS:           / /  FOR all nominees             / /  WITHHOLD ALL AUTHORITY
                                         (Except as indicated to the       to vote for all nominees
                                         contrary below)                   listed below

 Paul K. Brock; Lovic A. Brooks, Jr.; Daniel K. Frierson; Paul K. Frierson; J.
                              Frank Harrison, Jr.;
James H. Martin, Jr.; Peter L. Smith; Joseph T. Spence, Jr.; Robert J. Sudderth,
                                      Jr.

   (Instruction: To withhold authority to vote for any individual, write that nominee's name in the space provided below.)

- --------------------------------------------------------------------------------

2. Acting upon any other business which may be properly brought before said meeting or any adjournment or adjournments thereof.
                          (Continued on reverse side)


    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSAL 1. THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS. IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THE PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated March 29, 1996, and the Proxy Materials furnished therewith.
                                                 Dated this_____day of___, 1996.

                                                 ______________________________

                                                 ______________________________
                                                 Note: Signature should agree
                                                 with name on stock certificate
                                                 as printed hereon. When signing
                                                 in a representative capacity,
                                                 please give your full title.

      Please sign, date and return this Proxy in the accompanying prepaid self-addressed envelope. Thank you.